UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Peter Street, Suite 300
Toronto , Ontario	M5V 2H1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2023, Cronos Group Inc. (the “Company”) appointed James McGinness to the position of Vice President, Controller, which includes serving as the Company’s principal accounting officer, effective as of May 22, 2023. On May 18, 2023, the Company determined that Carlos Cortez, the Company’s Vice President, Controller, will no longer serve as the Company’s principal accounting officer as of May 22, 2023 and will separate from the Company, effective as of June 16, 2023.

Prior to joining the Company, Mr. McGinness, age 45, was the Acting Chief Financial Officer and Vice President, Corporate Controller for MarketWise, Inc., a multi-brand platform of subscription businesses providing financial research, software, education and tools to self-directed investors, since April 2019. While at MarketWise, Mr. McGinness was responsible for the Accounting, Tax, External and Internal Financial Reporting, Investor Relations, and Financial Planning and Analysis functions and was instrumental in restructuring and developing a world-class finance organization while shepherding MarketWise through an Up-C SPAC transaction and several other strategic transactions. Prior to MarketWise, Mr. McGinness served as Corporate Controller at GSE Systems, a publicly traded nuclear simulation software and design-build company, from August 2016 until November 2018 and previously held various management roles at Exelon, Washington Gas, T. Rowe Price and McCormick. Mr. McGinness is a CPA and earned a Bachelor of Science in Accounting from the State University of New York at Albany.

In connection with his appointment, Mr. McGinness will receive an annual base salary of $250,000 and will be eligible for an annual target bonus opportunity of 30% of annual base salary and an annual long-term target incentive opportunity of 30% of annual base salary. Mr. McGinness will also be eligible to participate in employee benefit programs of Cronos USA Client Services LLC, a wholly owned subsidiary of the Company, on the same terms as other similarly situated employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: May 19, 2023	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President & Chief Executive Officer